EXHIBIT 99.1



                                             [LOGO] PHOENIX






                                       FINANCIAL SUPPLEMENT

                                The Phoenix Companies, Inc.











                                         September 30, 2007

                                          [graphic omitted]


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                    TRANSFER AGENT AND REGISTRAR
FIRM                                       ANALYST                      For information or assistance regarding your account,
Citigroup                                  Keith Walsh                  please contact our transfer agent and registrar:
Credit Suisse First Boston (CSFB)          Tom Gallagher                The Phoenix Companies, Inc. C/O The Bank of New York,
JP Morgan                                  Jimmy Bhullar                Shareholder Relations,
Keefe Bruyette & Woods, Inc.               Jukka Lipponen               P.O. Box 11258, New York, NY 10286-1258
Langen McAlenney                           Robert Glasspiegel           Toll-free: 1-800-490-4258 TTY 1-888-269-5221
Lehman Brothers                            Eric Berg                    Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Merrill Lynch                              Edward A. Spehar             Web: www.stockbny.com
UBS                                        Andrew Kligerman
Raymond James & Associates                 Steven Schwartz

                                                                        FOR MORE INFORMATION
                                                                        To receive additional information, including financial
                                                                        supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                        Investor Relations Section on our Web site at
                                                                        PhoenixWealthManagement.com or contact our Investor
                                                                        Relations Department at:
SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the                The Phoenix Companies, Inc.
New York Stock Exchange (NYSE) under the symbol "PNX."  Our 7.45                Investor Relations
percent bond is traded on the NYSE under the symbol "PFX."                      One American Row
                                                                                P.O. Box 5056, Hartford, CT  06102-5056
                                                                                Phone: 1-860-403-7100
                                                                                Fax: 1-860-403-7880
                                                                                e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.


In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                           SEPTEMBER 2007 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

Financial Highlights.........................................................  1
Financial Highlights.........................................................  2
Life and Annuity Earnings Summary............................................  4
  Variable Universal Life....................................................  6
  Universal Life / Interest Sensitive........................................  8
  Life and Private Placement Sales........................................... 10
  Annuities.................................................................. 12
Supplementary Life and Annuity Information................................... 14
Asset Management............................................................. 16
Asset Management Net Flows and Assets Under Management....................... 18
Venture Capital Segment...................................................... 20
Corporate and Other.......................................................... 21
Consolidated Statement of Income - GAAP Format............................... 23
Consolidating Third Quarter 2007 Income Statement............................ 25
Condensed Consolidated Balance Sheet -- Preliminary.......................... 26
General Account Investment Portfolio Summary................................. 27
General Account GAAP Net Investment Income Yields............................ 28
General Account Realized Investment Gains and Losses......................... 30

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2007 (unaudited)
(amount in millions, except per share data)

For the Period Ended:                                                                            December 31,
                                                           YTD September  ----------------------------------------------------------
                                                                2007           2006           2005          2004           2003
                                                           -------------  -------------  -------------  -------------  -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                             $  15,663.7    $  16,107.8    $  16,717.2    $  17,334.6    $  17,242.8
Separate Account Assets                                        10,388.3        9,458.6        7,722.2        6,950.3        6,083.2
Total Assets                                                   29,645.4       29,029.4       27,716.2       28,362.6       27,559.2
Indebtedness                                                      627.7          685.4          751.9          690.8          639.0
Total Stockholders' Equity                                      2,306.4        2,236.1        2,007.1        2,022.4        1,947.8
Total Stockholders' Equity,
  excluding SFAS 115, other accumulated OCI and
  FIN 46-R                                                  $   2,473.0    $   2,364.6    $   2,118.9    $   2,018.5    $   1,925.3
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                  $   2,399.8    $   2,251.8    $   2,028.6
Total Operating Return on Equity (1)                               5.93%          3.92%          5.01%
Average Tangible Common Equity (2)                          $   1,701.4    $   1,529.2    $   1,291.9
Total Operating Return on Average Tangible Equity (2)              8.36%          5.77%          7.13%

Debt to Total Capitalization                                       21.4%          23.5%          27.3%          25.5%          24.7%

Book Value Per Share                                        $     20.19    $     19.67    $     21.10    $     21.32    $     20.62
Book Value Per Share, excluding SFAS 115 and other
  accumulated OCI                                           $     21.19    $     20.33    $     21.72    $     20.70    $     19.96
Book Value Per Share, excluding SFAS 115, other
  accumulated OCI and FIN 46-R                              $     21.65    $     20.80    $     22.28    $     21.27    $     20.39
Period-end Common Shares Outstanding                              114.2          113.7           95.1           94.9           94.4
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                               $     174.0    $     174.0    $     204.2    $     204.1    $     175.0
Senior Unsecured Bonds - due 2008                                 153.7          153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                 300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                                 0.5            2.0            8.0           10.3
Bank Credit Facility                                                                             25.0           25.0
Other                                                                             57.2           67.0
                                                           -------------  -------------  -------------  -------------  -------------
Total Indebtedness                                          $     627.7    $     685.4    $     751.9    $     690.8    $     639.0
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
  COMPANY (3)
Capital, Surplus and Surplus Notes                          $     912.9    $     932.4    $     885.5    $     814.6    $     762.9
Asset Valuation Reserve (AVR)                                     210.1          187.9          210.8          213.6          198.6
                                                           -------------  -------------  -------------  -------------  -------------
Capital, Surplus, Surplus Notes and AVR                     $   1,123.0    $   1,120.3    $   1,096.3    $   1,028.2    $     961.5
                                                           =============  =============  =============  =============  =============
Policyholder Dividend Liability                             $     358.4    $     348.9    $     356.1    $     403.3    $     408.5
Interest Maintenance Reserve                                $     (48.4)   $     (44.3)   $     (23.1)   $     (31.3)   $     (30.2)
Statutory Gain From Operations                              $      86.8    $     131.6    $     106.2    $      35.1    $      69.7
Statutory Net Income                                        $      80.9    $     162.0    $      61.0    $      47.1    $      21.5
                                                           =============


(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. September 2007 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2007 (unaudited)
(amount in millions, except per share data)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME
  Life Insurance                             $     146.1    $     125.9    $     209.7    $     180.5    $     130.1    $     100.4
  Annuities                                         17.2           12.2            4.0           12.0           12.7           (1.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                           163.3          138.1          213.7          192.5          142.8           99.4
Asset Management Segment                             5.5          (26.7)         (28.6)         (10.5)           0.1           (8.7)
  Venture Capital Segment (1)                                                                    14.8           19.3           36.2
Corporate and Other                                (35.0)         (45.6)         (60.3)         (69.6)         (59.1)         (47.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS),
  BEFORE INCOME TAXES                              133.8           65.8          124.8          127.2          103.1           79.1
Applicable Income Taxes (Benefit)                   27.1           13.9           36.6           25.5           22.5           21.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS)                      106.7           51.9           88.2          101.7           80.6           57.3
Net Realized Investment Gains                       12.1           12.3           21.8           25.5            5.7            3.2
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                     0.6           (0.8)          (1.0)           1.3          (12.9)          (2.4)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                                               (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                                           (14.7)
Surplus Notes Tender Costs                                                                                      (6.4)
Management Restructuring and Early
  Retirement Costs                                                 (7.8)          (9.1)         (12.4)         (21.9)          (8.5)
Other income                                                                                                                    1.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS           119.4           55.6           99.9          109.1           86.3           (4.1)
Income (Loss) from Discontinued Operations                                                       (0.7)           0.1           (2.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $     119.4    $      55.6    $      99.9    $     108.4    $      86.4    $      (6.2)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
 Weighted-Average Shares Outstanding               114.0          110.0          110.9           95.0           94.7           94.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share      $      0.94    $      0.47    $      0.79    $      1.07    $      0.85    $      0.61
Net Income (Loss) Per Share                  $      1.05    $      0.51    $      0.90    $      1.14    $      0.91    $     (0.07)

DILUTED
  Weighted-Average Shares Outstanding and
    Dilutive Potential Common Shares (2)           115.7          113.0          113.1          102.4          100.8           96.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share      $      0.92    $      0.46    $      0.78    $      0.99    $      0.80    $      0.59
Net Income (Loss) Per Share                  $      1.03    $      0.49    $      0.88    $      1.06    $      0.86    $     (0.07)
                                            =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 102.4 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Third Quarter 2007 (unaudited)
(amount in millions, except per share data)

Quarters ended

                                                             2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME
Life Insurance                     $      32.6   $      42.1   $      51.2   $      83.8    $      56.0   $      45.5   $      44.6
Annuities                                  5.7           0.5           6.0          (8.2)           6.9           5.2           5.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life and Annuity Segment                  38.3          42.6          57.2          75.6           62.9          50.7          49.7
Asset Management Segment                 (34.6)          1.3           6.6          (1.9)           0.6           2.3           2.6
Corporate and Other                      (17.4)        (13.9)        (14.3)        (14.7)          (8.0)        (15.6)        (11.4)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL OPERATING INCOME (LOSS),
  BEFORE INCOME TAXES                    (13.7)         30.0          49.5          59.0           55.5          37.4          40.9
Applicable Income Taxes (Benefit)         (7.5)          9.6          11.8          22.7           17.3           3.1           6.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL OPERATING INCOME (LOSS)             (6.2)         20.4          37.7          36.3           38.2          34.3          34.2
Net Realized Investment Gains
  (Losses)                                11.4           2.9          (2.0)          9.5           12.2          (1.0)          0.9
Realized Gains (Losses) -
  Investments Pledged as Collateral
  Consolidated Under FIN 46-R             (1.0)          0.1           0.1          (0.2)           0.2          (0.1)          0.5
Management Restructuring and
  Early Retirement Costs                  (2.5)         (3.8)         (1.5)         (1.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
NET INCOME                         $       1.7   $      19.6   $      34.3   $      44.3    $      50.6   $      33.2   $      35.6
                                  ============= ============= ============= =============  ============= ============= =============

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EARNINGS PER SHARE
BASIC
Weighted-Average Shares
  Outstanding                            103.6         112.7         113.6         113.7          113.8         114.1         114.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Operating Income (Loss)
  Per Share                        $     (0.06)  $      0.18   $      0.33   $      0.32    $      0.34   $      0.30   $      0.30
Net Income Per Share               $      0.02   $      0.17   $      0.30   $      0.39    $      0.44   $      0.29   $      0.31

DILUTED
Weighted-Average Shares
  Outstanding and Dilutive
  Potential Common Shares                106.2         115.9         116.0         115.4          115.1         115.6         115.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Operating Income (Loss)
  Per Share                        $     (0.06)  $      0.18   $      0.32   $      0.31    $      0.33   $      0.30   $      0.30
Net Income Per Share               $      0.02   $      0.17   $      0.30   $      0.38    $      0.44   $      0.29   $      0.31
                                                                                                                       =============

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Variable Universal Life                      $      31.7    $      28.7    $      52.7     $     69.6    $      35.7    $      35.0
Universal Life (1)                                  45.5           36.4           53.3           47.9           34.4           21.7
Other Life and Annuity (2)                           1.0            1.9            2.7            1.5            1.6            0.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                           78.2           67.0          108.7          119.0           71.7           56.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block            17.7            6.7           31.2          (11.7)         (18.3)         (36.5)
Traditional Life, Closed Block                      50.2           52.2           69.8           73.2           76.7           80.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                              67.9           58.9          101.0           61.5           58.4           43.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                              146.1          125.9          209.7          180.5          130.1          100.4
Annuities                                           17.2           12.2            4.0           12.0           12.7           (1.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES              163.3          138.1          213.7          192.5          142.8           99.4
Allocated Income Taxes (3)                          47.9           40.2           67.9           51.3           36.4           31.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                   115.4           97.9          145.8          141.2          106.4           68.3
Net Realized Investment Gains (Losses)               3.5           (1.2)          (1.0)          22.7           (2.5)          (4.7)
Management Restructuring and Early
  Retirement Costs                                                                               (0.1)          (7.3)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                   $     118.9    $      96.7    $     144.8    $     163.8     $     96.6    $      62.3
                                            =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.

(2) Other Life and Annuity includes WS Griffith prior to 2005.

(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME
Variable Universal Life            $       8.5   $       9.2   $      11.0   $      24.0    $       8.8   $      11.0   $      11.9
Universal Life (1)                         7.9          11.4          17.1          16.9           17.5          17.7          10.3
Other Life and Annuity                     0.4           0.9           0.6           0.8            0.4           0.5           0.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL CORE LIFE INSURANCE                 16.8          21.5          28.7          41.7           26.7          29.2          22.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Traditional Life, excluding
  Closed Block                            (1.7)          3.2           5.1          24.6           12.6          (0.5)          5.6
Traditional Life, Closed Block            17.5          17.4          17.4          17.5           16.7          16.7          16.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL TRADITIONAL LIFE                    15.8          20.6          22.5          42.1           29.3          16.3          22.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL, LIFE INSURANCE                     32.6          42.1          51.2          83.8           56.0          45.5          44.6
Annuities                                  5.7           0.5           6.0          (8.2)           6.9           5.2           5.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME, BEFORE
  INCOME TAXES                            38.3          42.6          57.2          75.6           62.9          50.7          49.7
Allocated Income Taxes                    12.0          13.0          15.1          27.8           19.6          16.7          11.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME                          26.3          29.6          42.1          47.8           43.3          34.0          38.1
Net Realized Investment Gains
  (Losses)                                (4.2)          0.5           2.4           0.3            0.5           0.5           2.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
NET INCOME                         $      22.1   $      30.1   $      44.5   $      48.1    $      43.8   $      34.5   $      40.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

(1) Universal Life includes interest sensitive whole life contracts.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      23.9    $      21.9    $      27.6    $      32.5    $      29.6    $      30.1
Cost of Insurance (COI)                             60.6           58.3           77.8           76.7           74.6           72.1
Interest Earned                                      7.4            6.6            9.2            6.3            5.9            5.6
Surrender Charges                                    5.4            5.5            6.7            7.1            6.9            6.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      97.3           92.3          121.3          122.6          117.0          114.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   21.0           23.1           31.9           28.5           30.5           23.2
Interest Credited                                    4.2            3.4            4.8            4.6            3.7            3.6
DAC Amortized                                       21.7           19.6            8.4           (4.4)          22.2           20.8
Operating Expenses                                  18.7           17.5           23.5           24.3           24.9           32.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      65.6           63.6           68.6           53.0           81.3           79.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $      31.7    $      28.7    $      52.7    $      69.6    $      35.7    $      35.0
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      11.1    $       9.8    $      13.5    $      13.6    $      16.3    $      21.4
Controllable Expenses and Other                     24.5           22.0           29.6           26.8           34.0           44.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              35.6           31.8           43.1           40.4           50.3           66.0
Deferred Acquisition Costs                         (16.9)         (14.3)         (19.6)         (16.1)         (25.4)         (33.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      18.7    $      17.5    $      23.5    $      24.3    $      24.9    $      32.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)

   Deposits, excluding Private Placement     $     107.6    $     107.8    $     149.0    $     171.4    $     185.4    $     204.0
   Surrenders, excluding Private Placement         (78.7)         (62.1)         (85.9)         (84.4)         (60.6)         (59.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
       Net Sales, excluding Private
         Placement                                  28.9           45.7           63.1           87.0          124.8          144.2
       Private Placement, Net Sales                 26.0           (2.0)           1.0           36.7           45.3          139.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL NET SALES                                  54.9           43.7           64.1          123.7          170.1          284.0
   Deaths                                          (18.2)          (4.3)          (4.7)          (3.6)          (2.2)          (1.4)
   Interest Credited                               196.7          146.0          259.9          141.5          170.0          262.7
   Fees                                            (23.6)         (22.4)         (30.4)         (30.3)         (31.0)         (36.4)
   Cost of Insurance                               (58.7)         (56.6)         (75.8)         (74.6)         (72.4)         (69.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
       Change in FUM                               151.1          106.4          213.1          156.7          234.5          439.1
Beginning Balance                                2,312.9        2,099.8        2,099.8        1,943.1        1,708.6        1,269.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,464.0    $   2,206.2    $   2,312.9    $   2,099.8    $   1,943.1    $   1,708.6
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  24,138.8    $  24,164.2    $  24,164.6    $  24,767.7    $  25,382.0    $  24,603.0
                                            =============  =============  =============  =============  =============  =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
PRE-TAX INCOME
Fees                               $       7.2   $       7.5   $       7.2   $       5.7    $       8.0   $       8.2   $       7.7
Cost of Insurance (COI)                   19.6          19.4          19.3          19.5           20.3          20.1          20.2
Interest Earned                            1.6           1.9           3.1           2.6            2.4           2.4           2.6
Surrender Charges                          2.1           1.8           1.6           1.2            2.1           1.4           1.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL REVENUES                            30.5          30.6          31.2          29.0           32.8          32.1          32.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Death and Disability
  Benefits                                 8.3           7.3           7.5           8.8            9.0           5.6           6.4
Interest Credited                          1.0           1.0           1.4           1.4            1.4           1.4           1.4
DAC Amortized                              6.8           6.8           6.0         (11.2)           7.2           7.0           7.5
Operating Expenses                         5.9           6.3           5.3           6.0            6.4           7.1           5.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL EXPENSES                            22.0          21.4          20.2           5.0           24.0          21.1          20.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

OPERATING INCOME BEFORE TAX        $       8.5   $       9.2   $      11.0   $      24.0    $       8.8   $      11.0   $      11.9
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions        $       2.9   $       3.4   $       3.5   $       3.7    $       4.3   $       3.5   $       3.3
Controllable Expenses and Other            6.8           8.7           6.5           7.6            9.4           8.5           6.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL CURRENT EXPENSES                     9.7          12.1          10.0          11.3           13.7          12.0           9.9
Deferred Acquisition Costs                (3.8)         (5.8)         (4.7)         (5.3)          (7.3)         (4.9)         (4.7)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING EXPENSES                 $       5.9   $       6.3   $       5.3   $       6.0    $       6.4   $       7.1   $       5.2
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private
    Placement                      $      37.5   $      35.5   $      34.8   $      41.2    $      40.2   $      34.7   $      32.7
  Surrenders, excluding Private
    Placement                            (19.9)        (20.9)        (21.3)        (23.8)         (24.1)        (26.1)        (28.5)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Sales, excluding Private
      Placement                           17.6          14.6          13.5          17.4           16.1           8.6           4.2
    Private Placement, Net Sales           9.2         (11.9)          0.7           3.0            8.8          10.8           6.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
  TOTAL NET SALES                         26.8           2.7          14.2          20.4           24.9          19.4          10.6
  Deaths                                  (2.7)         (0.8)         (0.8)         (0.4)          (3.3)         (6.6)         (8.3)
  Interest Credited                      101.0         (16.0)         61.0         113.9           58.1         112.7          25.9
  Fees                                    (7.1)         (8.1)         (7.2)         (8.0)          (8.1)         (8.4)         (7.1)
  Cost of Insurance                      (18.9)        (18.9)        (18.8)        (19.2)         (19.8)        (19.6)        (19.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Change in FUM                         99.1         (41.1)         48.4         106.7           51.8          97.5           1.8
Beginning Balance                      2,099.8       2,198.9       2,157.8       2,206.2        2,312.9       2,364.7       2,462.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
ENDING FUND BALANCE                $   2,198.9   $   2,157.8   $   2,206.2   $   2,312.9    $   2,364.7   $   2,462.2   $   2,464.0
                                  ============= ============= ============= =============  ============= ============= =============

Life Insurance In Force (1)        $  24,652.2   $  24,257.5   $  24,164.2   $  24,164.6    $  24,320.5   $  24,170.9   $  24,138.8
                                  ============= ============= ============= =============  ============= ============= =============

(1) 2006 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      23.9    $      20.4    $      27.2    $      17.9    $      19.1    $      17.3
Cost of Insurance (COI)                            181.3          133.0          184.9          109.9           90.7           78.9
Interest Earned                                     92.5           85.8          116.5          108.7          100.4           98.2
Surrender Charges                                    2.2            3.0            3.7            3.2            3.2            2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                     299.9          242.2          332.3          239.7          213.4          196.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   83.9           67.3           98.0           61.8           58.4           51.4
Interest Credited                                   63.4           59.1           79.6           74.5           74.6           78.0
DAC Amortized                                       64.7           45.2           55.5           17.9           20.3           17.7
Operating Expenses                                  42.4           34.2           45.9           37.6           25.7           28.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                     254.4          205.8          279.0          191.8          179.0          175.2
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $      45.5    $      36.4    $      53.3    $      47.9    $      34.4    $      21.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      92.5    $      70.4    $     104.9    $      51.1    $      24.9    $      28.2
Controllable Expenses and Other                    154.3          119.7          176.2           96.5           64.3           74.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                             246.8          190.1          281.1          147.6           89.2          103.0
Deferred Acquisition Costs                        (204.4)        (155.9)        (235.2)        (110.0)         (63.5)         (74.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      42.4    $      34.2    $      45.9    $      37.6    $      25.7    $      28.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
Deposits                                     $     338.9    $     297.9    $     417.1    $     297.8    $     229.4    $     217.8
Surrenders                                         (57.4)         (66.2)         (84.7)         (94.1)        (126.2)        (118.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                     281.5          231.7          332.4          203.7          103.2           99.2
Deaths                                             (17.2)         (17.3)         (20.5)         (22.3)         (16.9)         (19.4)
Interest Credited                                   63.3           59.1           79.6           78.7           74.6           78.0
Fees                                               (29.9)         (26.1)         (36.6)         (26.8)         (23.5)         (24.9)
Cost of Insurance                                 (181.3)        (132.9)        (184.9)        (109.9)         (90.7)         (78.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Change in FUM                                 116.4          114.5          170.0          123.4           46.7           54.0
Beginning Balance                                1,904.1        1,734.1        1,734.1        1,610.7        1,564.0        1,510.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,020.5    $   1,848.6    $   1,904.1    $   1,734.1    $   1,610.7    $   1,564.0
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force                      $  24,422.2    $  19,025.8    $  20,402.1    $  16,303.0    $  14,103.7    $  12,830.3
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
PRE-TAX INCOME
Fees                               $       8.0   $       5.4   $       7.0   $       6.8    $       6.7   $       7.5   $       9.7
Cost of Insurance (COI)                   42.0          44.5          46.5          51.9           56.1          59.5          65.7
Interest Earned                           27.0          29.1          29.7          30.7           30.7          30.0          31.8
Surrender Charges                          1.0           0.3           1.7           0.7            0.7           0.8           0.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL REVENUES                            78.0          79.3          84.9          90.1           94.2          97.8         107.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Net Death and Disability Benefits         27.6          23.9          15.8          30.7           24.7          20.3          38.9
Interest Credited                         19.4          19.8          19.9          20.5           21.0          21.0          21.4
DAC Amortized                              9.6          13.7          21.9          10.3           18.6          24.1          22.0
Operating Expenses                        13.5          10.5          10.2          11.7           12.4          14.7          15.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL EXPENSES                            70.1          67.9          67.8          73.2           76.7          80.1          97.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

OPERATING INCOME BEFORE TAX        $       7.9   $      11.4   $      17.1   $      16.9    $      17.5   $      17.7   $      10.3
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions        $      34.7   $      14.1   $      21.6   $      34.5    $      23.5   $      26.6   $      42.4
Controllable Expenses and Other           51.6          32.2          35.9          56.5           39.1          47.9          67.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL CURRENT EXPENSES                    86.3          46.3          57.5          91.0           62.6          74.5         109.7
Deferred Acquisition Costs               (72.8)        (35.8)        (47.3)        (79.3)         (50.2)        (59.8)        (94.4)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING EXPENSES                 $      13.5   $      10.5   $      10.2   $      11.7    $      12.4   $      14.7   $      15.3
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
Deposits                           $     135.5    $     73.7   $      88.7   $     119.2    $      92.3   $     100.2   $     146.4
Surrenders                               (22.5)        (21.3)        (22.4)        (18.5)         (21.9)        (19.3)        (16.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    NET SALES                            113.0          52.4          66.3         100.7           70.4          80.9         130.2
Deaths                                    (6.8)         (5.4)         (5.1)         (3.2)          (8.3)         (4.2)         (4.7)
Interest Credited                         19.4          19.8          19.9          20.5           21.0          21.0          21.3
Fees                                     (11.4)         (6.5)         (8.2)        (10.5)          (8.2)         (8.9)        (12.8)
Cost of Insurance                        (42.0)        (44.5)        (46.4)        (52.0)         (56.1)        (59.5)        (65.7)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Change in FUM                         72.2          15.8          26.5          55.5           18.8          29.3          68.3
Beginning Balance                      1,734.1       1,806.3       1,822.1       1,848.6        1,904.1       1,922.9       1,952.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
ENDING FUND BALANCE                $   1,806.3   $   1,822.1   $   1,848.6   $   1,904.1    $   1,922.9   $   1,952.2   $   2,020.5
                                  ============= ============= ============= =============  ============= ============= =============

Life Insurance In Force            $  17,667.4   $  18,217.0   $  19,025.8   $  20,402.1    $  21,311.6   $  22,575.0   $  24,422.2
                                  ============= ============= ============= =============  ============= ============= =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                      $      16.2    $      10.9    $      16.7    $      16.1    $      18.2    $      30.1
Universal Life/Interest Sensitive                  180.3          156.1          221.9          104.4           47.5           67.5
Term Life                                           15.1           14.7           20.3           16.4           15.3           19.2
Participating Whole Life                                                                                                        0.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)              211.6          181.7          258.9          136.9           81.0          117.4
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              5.2            6.0            8.6            6.4           10.8           20.1
Universal Life/Interest Sensitive                   39.0           42.6           61.8           49.2           53.2           61.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       44.2           48.6           70.4           55.6           64.0           81.7
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                             21.4           16.9           25.3           22.5           29.0           50.2
Universal Life/Interest Sensitive                  219.3          198.7          283.7          153.6          100.7          129.1
Term Life                                           15.1           14.7           20.3           16.4           15.3           19.2
Participating Whole Life                                                                                                        0.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance
  Premium (2)                                $     255.8    $     230.3    $     329.3    $     192.5    $     145.0    $     199.1
                                            =============  =============  =============  =============  =============  =============

Gross Life Insurance in Force                $ 151,282.0    $ 140,937.0    $ 144,139.0    $ 134,780.0    $ 127,466.0    $ 123,354.0
                                            =============  =============  =============  =============  =============  =============

Average face amount for life
  insurance sales                            $       1.2    $       1.2    $       1.2    $       1.1    $       1.0    $       1.0
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY
  DEPOSITS
Variable Universal Life (annualized and
  single)                                    $      32.2    $      27.5    $      33.5    $      46.5    $      60.1    $     149.5
Annuity                                            248.4           79.1        1,020.2          773.8          152.6          394.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and
  Annuity Deposits                           $     280.6    $     106.6    $   1,053.7    $     820.3    $     212.7    $     544.4
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER
  MANAGEMENT (FUM)                           $   4,561.6    $   2,989.4    $   4,055.5    $   2,776.4    $   1,898.5    $   1,535.5
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
LIFE INSURANCE SALES              -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
WHOLESALER CHANNEL
Variable Universal Life            $       2.8   $       4.9   $       3.2   $       5.8    $       6.4   $       4.7   $       5.1
Universal Life/Interest
  Sensitive                               83.5          30.2          42.4          65.8           40.2          53.4          86.7
Term Life                                  5.5           4.5           4.7           5.6            5.5           5.2           4.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life Insurance Annualized
  Premium (1)                             91.8          39.6          50.3          77.2           52.1          63.3          96.2
                                  ============= ============= ============= =============  ============= ============= =============

Variable Universal Life                    1.1           2.1           2.8           2.6            2.4           1.6           1.2
Universal Life/Interest
  Sensitive                               18.0           9.1          15.5          19.2            7.8          12.3          18.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life Insurance Single Premium             19.1          11.2          18.3          21.8           10.2          13.9          20.1
                                  ============= ============= ============= =============  ============= ============= =============

Variable Universal Life                    3.9           7.0           6.0           8.4            8.8           6.3           6.3
Universal Life/Interest Sensitive        101.5          39.3          57.9          85.0           48.0          65.7         105.6
Term Life                                  5.5           4.5           4.7           5.6            5.5           5.2           4.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Wholesaler Life Insurance
  Premium (2)                      $     110.9   $      50.8   $      68.6   $      99.0    $      62.3   $      77.2   $     116.3
                                  ============= ============= ============= =============  ============= ============= =============

Gross Life Insurance in Force      $ 137,628.0   $ 139,242.0   $ 140,937.0   $ 144,139.0    $ 146,355.0     148,572.0   $ 151,282.0
                                  ============= ============= ============= =============  ============= ============= =============

Average face amount for life
  insurance sales                  $       1.3   $       1.1   $       1.2   $       1.2    $       1.2   $       1.1   $       1.2
                                  ============= ============= ============= =============  ============= ============= =============

PRIVATE PLACEMENT LIFE AND
  ANNUITY DEPOSITS

Variable Universal Life
  (annualized and single)          $       8.5   $      17.3   $       1.7   $       6.0    $      11.4   $      13.2   $       7.6
Annuity                                    3.4          42.6          33.1         941.1           54.2         146.7          47.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Private Placement Life
  and Annuity Deposits             $      11.9   $      59.9   $      34.8   $     947.1    $      65.6   $     159.9   $      55.1
                                  ============= ============= ============= =============  ============= ============= =============

PRIVATE PLACEMENT FUNDS UNDER
  MANAGEMENT (FUM)                 $   2,783.9   $   2,912.2   $   2,989.4   $   4,055.5    $   4,185.0   $   4,539.2   $   4,561.6
                                  ============= ============= ============= =============  ============= ============= =============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
 Fees                                        $      54.7    $      49.7    $      66.9    $      65.4    $      63.8    $      57.2
 Surrender Charges                                   4.4            4.8            6.3            7.0            5.8            7.4
 Interest earned on GIA and Required
   Interest                                         78.1          100.6          131.7          165.1          158.0          150.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL REVENUES                                    137.2          155.1          204.9          237.5          227.6          214.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

 Mortality Cost                                      4.3            3.6            5.8            6.6            8.9            4.4
 DAC Amortized                                      34.2           39.5           66.6           62.6           35.7           26.5
 Interest Credited                                  49.6           68.5           87.4          112.1          123.2          133.0
 Operating Expenses                                 31.9           31.3           41.1           44.2           47.1           51.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL EXPENSES                                    120.0          142.9          200.9          225.5          214.9          215.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

 OPERATING INCOME (LOSS) BEFORE TAX          $      17.2    $      12.2    $       4.0    $      12.0    $      12.7    $      (1.0)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions                 $      34.5    $      29.2    $      39.7    $      38.2    $      42.6    $      51.1
 Controllable Expenses and Other                    37.1           29.4           40.8           37.9           48.2           66.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL CURRENT EXPENSES                             71.6           58.6           80.5           76.1           90.8          117.3
 Deferred Acquisition Costs                        (39.7)         (27.3)         (39.4)         (31.9)         (43.7)         (65.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
 OPERATING EXPENSES                          $      31.9    $      31.3    $      41.1    $      44.2    $      47.1    $      51.8
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)
 Deposits, excluding Discontinued Products
   and Private Placement                     $     429.9    $     294.4    $     414.7    $     312.9    $     423.3    $     620.1
 Surrenders, excluding Discontinued
   Products and Private Placement                 (460.0)        (531.2)        (690.2)        (584.4)        (490.8)        (471.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
      Net Sales, excluding Discontinued
        Products and Private Placement             (30.1)        (236.8)        (275.5)        (271.5)         (67.5)         148.4
      Net Sales, Private Placement                 111.8         (115.7)         807.4          587.9          121.9          362.7
   Net Sales, Discontinued Products               (275.6)        (620.9)        (684.1)        (383.8)        (186.3)          51.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL NET SALES                                  (193.9)        (973.4)        (152.2)         (67.4)        (131.9)         562.7
 Deaths                                            (61.6)         (67.6)         (87.0)         (80.2)         (81.6)         (71.4)
 Interest Credited                                 693.7          606.8          949.6          545.8          628.2          895.2
 Fees                                              (52.4)         (48.0)         (70.9)         (63.0)         (59.8)         (57.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
      Change in FUM                                385.8         (482.2)         639.5          335.2          354.9        1,328.8
 Beginning Balance                               8,677.6        8,038.1        8,038.1        7,702.9        7,348.0        6,019.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
 ENDING FUND BALANCE                         $   9,063.4    $   7,555.9    $   8,677.6    $   8,038.1    $   7,702.9    $   7,348.0
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1) $     777.9    $   1,087.8    $   1,030.8    $   1,553.8    $   1,939.1    $   2,067.4
                                            =============  =============  =============  =============  =============  =============

Private Placements Funds (1)                 $   3,744.1    $   2,268.0    $   3,302.8    $   2,099.3    $   1,297.9    $   1,021.9
                                            =============  =============  =============  =============  =============  =============

Discontinued Funds (1)                       $     993.8    $   1,322.9    $   1,263.3    $   1,727.1    $   2,080.3    $   2,221.7
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
PRE-TAX INCOME
 Fees                              $      16.6   $      16.8   $      16.3   $      17.2    $      17.3   $      18.6   $      18.8
 Surrender Charges                         1.5           1.7           1.6           1.5            1.6           1.4           1.4
 Interest earned on GIA and
   Required Interest                      35.5          34.3          30.8          31.1           27.1          26.4          24.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
 TOTAL REVENUES                           53.6          52.8          48.7          49.8           46.0          46.4          44.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

 Mortality Cost                            0.3           1.4           1.9           2.2           (1.0)          2.8           2.5
 DAC Amortized                            11.2          16.3          12.0          27.1           12.3           9.6          12.3
 Interest Credited                        25.1          24.2          19.2          18.9           17.3          17.2          15.1
 Operating Expenses                       11.3          10.4           9.6           9.8           10.5          11.6           9.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
 TOTAL EXPENSES                           47.9          52.3          42.7          58.0           39.1          41.2          39.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

 OPERATING INCOME (LOSS)
   BEFORE TAX                      $       5.7   $       0.5   $       6.0   $      (8.2)   $       6.9   $       5.2   $       5.1
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions       $       9.9   $      10.2   $       9.1   $      10.5    $      10.9   $      12.3   $      11.3
 Controllable Expenses and Other          10.1           9.7           9.6          11.4           11.9          13.8          11.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
 TOTAL CURRENT EXPENSES                   20.0          19.9          18.7          21.9           22.8          26.1          22.7
 Deferred Acquisition Costs               (8.7)         (9.5)         (9.1)        (12.1)         (12.3)        (14.5)        (12.9)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
 OPERATING EXPENSES                $      11.3   $      10.4   $       9.6   $       9.8    $      10.5   $      11.6   $       9.8
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)

 Deposits, excluding Discontinued
   Products and Private Placement  $      90.3   $     102.4   $     101.7   $     120.3    $     131.3   $     158.6   $     139.9
 Surrenders, excluding
   Discontinued Products and
   Private Placement                    (167.8)       (186.7)       (176.7)       (159.0)        (159.0)       (149.5)       (151.4)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Sales, excluding
       Discontinued Products and
       Private Placement                 (77.5)        (84.3)        (75.0)        (38.7)         (27.7)          9.1         (11.5)
     Net Sales, Private Placement       (140.8)         18.5           6.6         923.1           29.0         124.2         (41.4)
     Net Sales, Discontinued
       Products                         (176.1)       (343.8)       (101.0)        (63.2)         (73.9)       (120.8)        (80.9)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
 TOTAL NET SALES                        (394.4)       (409.6)       (169.4)        821.2          (72.6)         12.5        (133.8)
 Deaths                                  (22.6)        (23.6)        (21.4)        (19.4)         (21.2)        (22.8)        (17.6)
 Interest Credited                       319.2          80.9         206.7         342.8          169.6         372.5         151.6
 Fees                                    (15.8)        (16.2)        (16.0)        (22.9)         (17.8)        (17.6)        (17.0)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Change in FUM                      (113.6)       (368.5)         (0.1)      1,121.7           58.0         344.6        (16.8)
 Beginning Balance                     8,038.1       7,924.5       7,556.0       7,555.9        8,677.6       8,735.6       9,080.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
 ENDING FUND BALANCE               $   7,924.5   $   7,556.0   $   7,555.9   $   8,677.6    $   8,735.6   $   9,080.2   $   9,063.4
                                  ============= ============= ============= =============  ============= ============= =============

VA Funds in Guaranteed Interest
  Accounts (1)                     $   1,355.0   $   1,195.6   $   1,087.8   $   1,030.8    $     955.9   $     891.7   $     777.9
                                  ============= ============= ============= =============  ============= ============= =============

Private Placements Funds (1)       $   2,068.3   $   2,198.3   $   2,268.0   $   3,302.8    $   3,403.2   $   3,714.6   $   3,744.1
                                  ============= ============= ============= =============  ============= ============= =============

Discontinued Funds (1)             $   1,556.1   $   1,418.5   $   1,322.9   $   1,263.3    $   1,190.0   $   1,072.0   $     993.8
                                  ============= ============= ============= =============  ============= ============= =============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     359.4    $     347.6    $     364.2    $     353.0    $     332.5    $     329.3
Universal Life                                     673.4          465.2          533.9          354.7          262.0          219.2
Variable Annuities                                 286.1          275.2          275.0          281.3          299.0          291.8
Fixed Annuities                                     15.4           35.1           20.3           38.8           46.0           45.2
Participating                                      565.3          554.8          559.0          544.2          577.0          576.3
Offset for Unrealized Investment (Gains)
  Losses                                            48.7            6.6            0.3          (16.0)         (86.6)         (94.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,948.3    $   1,684.5    $   1,752.7    $   1,556.0    $   1,429.9    $   1,367.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
  BENEFITS
Death Benefit in Excess of Fund Value        $     189.3    $     274.7    $     238.8    $     335.5    $     441.1    $     616.9
Death Benefit in Excess of Fund Value, Net
  of Reinsurance                                    37.2           63.4           51.3           82.1          123.5          183.0
Statutory Reserve, Net of Reinsurance               12.6           13.7           13.2           13.8           15.0           17.3
GAAP Reserve, Net of Reinsurance             $      10.2    $      10.6    $      10.7    $      10.7    $       9.1    $       7.8

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                              $     695.3    $     566.1    $     620.1    $     465.8    $     344.8    $     166.8
Statutory Reserve                                    6.2            3.9            4.4            2.2            0.8            0.1
GAAP Reserve                                         4.2            2.5            3.7            2.2            0.8

VARIABLE ANNUITY GUARANTEED ACCUMULATION
  BENEFITS
Account Balance                              $     324.2    $     163.5    $     210.6    $      72.6
Statutory Reserve                                    1.8            0.6            0.8            0.3
GAAP Reserve                                        (1.8)          (0.3)          (1.7)           0.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL
  BENEFITS
Account Balance                              $     103.7    $      17.4    $      30.1    $       1.1
Statutory Reserve                                    0.4                           0.1
GAAP Reserve

VARIABLE ANNUITY GUARANTEED PAYOUT ANNUITY
  FLOOR
Account Balance                              $      46.6    $      49.6    $      49.8    $      49.9
Statutory Reserve                                    2.0            2.3            2.1            1.9
GAAP Reserve                                         1.7            1.6            1.6            1.3
                                            =============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life            $     349.9   $     348.9   $     347.6   $     364.2    $     364.3   $     362.2   $     359.4
Universal Life                           417.7         439.6         465.2         533.9          565.4         601.1         673.4
Variable Annuities                       281.7         276.4         275.2         275.0          275.9         283.3         286.1
Fixed Annuities                           38.2          36.6          35.1          20.3           19.4          17.3          15.4
Participating                            548.1         551.1         554.8         559.0          561.8         564.3         565.3
Offset for Unrealized Investment
  Gains and Losses                        22.5          57.5           6.6           0.3           (5.0)         31.8          48.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total                              $   1,658.1   $   1,710.1   $   1,684.5   $   1,752.7    $   1,781.8   $   1,860.0   $   1,948.3
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS
Death Benefit in Excess of Fund
  Value                            $     291.6   $     311.4   $     274.7   $     238.8    $     225.2   $     199.9   $     189.3
Death Benefit in Excess of Fund
  Value, Net of Reinsurance               66.5          75.5          63.4          51.3           48.3          40.7          37.2
Statutory Reserve,
  Net of Reinsurance                      13.2          14.0          13.7          13.2           13.3          12.9          12.6
GAAP Reserve, Net of Reinsurance   $       9.3   $      10.5   $      10.6   $      10.7    $      10.9   $      10.2   $      10.2

VARIABLE ANNUITY GUARANTEED INCOME
  BENEFITS
Account Balance                    $     514.7   $     525.8   $     566.1   $     620.1    $     654.5   $     702.4   $     695.3
Statutory Reserve                          2.8           3.4           3.9           4.4            5.0           5.6           6.2
GAAP Reserve                               2.8           2.0           2.5           3.7            2.2           2.6           4.2

VARIABLE ANNUITY GUARANTEED
  ACCUMULATION BENEFITS
Account Balance                    $     100.5   $     127.4   $     163.5   $     210.6    $     246.9   $     302.5   $     324.2
Statutory Reserve                          0.4           0.4           0.6           0.8            1.1           1.5           1.8
GAAP Reserve                               0.4                        (0.3)         (1.7)          (2.5)         (1.7)         (1.8)

VARIABLE ANNUITY GUARANTEED
  WITHDRAWAL BENEFITS
Account Balance                    $       3.0   $       7.2   $      17.4   $      30.1    $      49.1   $      81.6   $     103.7
Statutory Reserve                                                                    0.1            0.1           0.2           0.4
GAAP Reserve

VARIABLE ANNUITY GUARANTEED PAYOUT
  ANNUITY FLOOR
Account Balance                    $      50.2   $      49.2   $      49.6   $      49.8    $      47.5   $      47.6   $      46.6
Statutory Reserve                          2.2           2.6           2.3           2.1            2.2           1.9           2.0
GAAP Reserve                               1.4           1.5           1.6           1.6            1.5           1.6           1.7
                                                                                                                       =============


THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Investment Management Fees                   $     110.9    $     116.0    $     154.1    $     182.1    $     219.0    $     205.5
Mutual Funds - Ancillary Fees(1)                    44.7           36.6           49.4           41.1           38.8           35.5
Other Revenue                                        5.9            4.0            5.3            4.9            7.2            9.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     161.5          156.6          208.8          228.1          265.0          250.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 65.2           65.5           89.4          103.9          132.6          129.6
Distribution & Admin Expenses(2)                    37.2           28.7           41.3           35.8           32.9           28.6
Other Operating Expenses(1)(2)                      32.6           33.4           43.8           50.6           53.0           58.1
Amortization of Intangibles                         22.6           24.2           32.0           33.2           33.8           33.2
Intangible Asset Impairments                                       32.5           32.5           10.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                           157.6          184.3          239.0          234.1          252.3          249.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                             3.9          (27.7)         (30.2)          (6.0)          12.7            0.8
Other Income - Net                                   1.6            1.0            1.6            2.2            1.7            2.5
Minority Interest                                                                                (6.7)         (14.3)         (12.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operating Income (Loss), before income taxes         5.5          (26.7)         (28.6)         (10.5)           0.1           (8.7)
Applicable Income Taxes (Benefit)                    3.1          (10.5)         (10.7)          (4.7)           2.3           (3.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME (LOSS)                              2.4          (16.2)         (17.9)          (5.8)          (2.2)          (5.4)
Net Realized Investment Gains (Losses)               0.1            0.4            0.8           (0.3)           1.8           (0.3)
Management Restructuring and Early
  Retirement Costs                                                 (7.2)          (8.7)          (8.3)          (1.2)          (4.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $       2.5    $     (23.0)   $     (25.8)   $     (14.4)   $      (1.6)   $      (9.7)
                                            =============  =============  =============  =============  =============  =============
Reconciliation of Operating Income to
  Earnings Before Income Taxes, Depreciation
  and Amortization (EBITDA)
    Operating Income (Loss), before
      income taxes                           $       5.5    $     (26.7)   $     (28.6)   $     (10.5)   $       0.1    $      (8.7)
    Adjustments for:
      Intangible asset amortization and
        impairments                                 22.6           56.6           64.5           43.8           33.8           33.2
      Depreciation                                   0.9            0.8            1.0            1.7            2.2            2.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
    EBITDA                                   $      29.0    $      30.7    $      36.9    $      35.0    $      36.1    $      27.2
                                            =============  =============  =============  =============  =============  =============


(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.

(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME
Investment Management Fees         $      36.5   $      37.5   $      42.0   $      38.1    $      36.9   $      37.1   $      36.9
Mutual Funds - Ancillary Fees             10.7          11.6          14.3          12.8           14.3          15.3          15.1
Other Revenue                              1.3           0.8           1.9           1.3            2.2           1.8           1.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Revenues                            48.5          49.9          58.2          52.2           53.4          54.2          53.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Employment Expenses                       22.5          19.9          23.1          23.9           24.0          20.4          20.8
Distribution & Admin Expenses(1)           8.9           9.1          10.7          12.6           11.6          12.7          12.9
Other Operating Expenses(1)               11.5          11.5          10.4          10.4           10.1          11.9          10.6
Amortization of Intangibles                8.0           8.5           7.7           7.8            7.6           7.5           7.5
Intangible Asset Impairments              32.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Operating Expenses                  83.4          49.1          51.8          54.7           53.3          52.5          51.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Management Income (Loss)                 (34.9)          0.8           6.4          (2.5)           0.1           1.7           2.1
Other Income - Net                         0.3           0.4           0.3           0.6            0.5           0.6           0.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Operating Income (Loss), before
  income taxes                           (34.6)          1.3           6.6          (1.9)           0.6           2.3           2.6
Applicable Income Taxes (Benefit)        (13.4)          0.6           2.3          (0.2)           0.9           1.0           1.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME (LOSS)                  (21.2)          0.7           4.3          (1.7)          (0.3)          1.3           1.4
Net Realized Investment Gains
  (Losses)                                 0.2             -           0.2           0.4            0.1           0.2          (0.2)
Management Restructuring and Early
  Retirement Costs                        (2.5)         (3.3)         (1.4)         (1.5)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
NET INCOME (LOSS)                  $     (23.5)  $      (2.6)  $       3.1   $      (2.8)   $      (0.2)  $       1.5   $       1.2
                                  ============= ============= ============= =============  ============= ============= =============

Reconciliation of Operating Income
  to Earnings Before Income Taxes,
  Depreciation and Amortization
  (EBITDA)
    Operating Income (Loss),
      before income taxes          $     (34.6)  $       1.3   $       6.6   $      (1.9)   $       0.6   $      2.3    $       2.6
    Adjustments for:
      Intangible asset
        amortization and
        impairments                       40.5           8.5           7.7           7.8            7.6          7.5            7.5
      Depreciation                         0.4           0.2           0.1           0.2            0.2          0.5            0.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    EBITDA                         $       6.3   $      10.0   $      14.4   $       6.2    $       8.4   $     10.3    $      10.3
                                  ============= ============= ============= =============  ============= ============= =============

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                   $     954.9    $     861.8    $   1,141.2    $   1,760.3    $   2,109.9    $   2,268.3
Redemptions and withdrawals                     (2,041.5)      (3,774.6)      (4,297.6)      (5,722.8)      (5,203.0)      (2,656.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Flows                                   (1,086.6)      (2,912.8)      (3,156.4)      (3,962.5)      (3,093.1)        (388.3)
Performance                                        264.8          283.7          593.9          (62.6)         950.3        1,537.5
Acquisitions (dispositions) / Other                                71.0           71.1         (158.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                             (821.8)      (2,558.1)      (2,491.4)      (4,183.1)      (2,142.8)       1,149.2
Assets under management, beginning of period     6,841.1        9,332.5        9,332.5       13,515.6       15,658.4       14,509.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   6,019.3    $   6,774.4    $   6,841.1    $   9,332.5    $  13,515.6    $  15,658.4
                                            =============  =============  =============  =============  =============  =============

Mutual Funds
------------
Deposits and reinvestments                   $   3,031.2    $   1,787.1    $   2,567.6    $   2,030.4    $   1,673.2    $   1,489.2
Redemptions and withdrawals                     (2,883.7)      (2,114.2)      (2,828.7)      (2,444.0)      (2,004.5)      (1,683.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Flows                                      147.5         (327.1)        (261.1)        (413.6)        (331.3)        (194.4)
Performance                                        538.0          750.9        1,522.2          184.1          805.9        1,588.8
Money market funds net change in AUM             1,789.7       (1,445.5)      (1,382.8)         (28.4)         (28.9)         (45.2)
Acquisitions (dispositions) / Other                (52.4)       9,988.5        9,838.3          120.1          105.7          (80.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                            2,422.8        8,966.8        9,716.6         (137.8)         551.4        1,268.6
Assets under management, beginning of period    21,863.8       12,147.2       12,147.2       12,285.0       11,733.6       10,465.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  24,286.6    $  21,114.0    $  21,863.8    $  12,147.2    $  12,285.0    $  11,733.6
                                            =============  =============  =============  =============  =============  =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                   $     905.9    $   1,091.1    $   1,609.1    $   5,545.1    $   2,885.2    $   3,230.7
Redemptions and withdrawals                     (1,554.8)      (2,848.2)      (3,504.3)      (6,599.1)      (5,389.2)      (3,505.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Flows                                     (648.9)      (1,757.1)      (1,895.2)      (1,054.0)      (2,504.0)        (274.6)
Performance                                        502.8          744.4        1,089.2          367.2        1,140.5        2,333.0
Acquisitions (dispositions) / Other(2)            (901.0)        (170.2)        (332.6)         (63.3)         234.3          (76.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                           (1,047.1)      (1,182.9)      (1,138.6)        (750.1)      (1,129.2)       1,982.4
Assets under management, beginning of period    12,294.8       13,433.4       13,433.4       14,183.5       15,312.7       13,330.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  11,247.7    $  12,250.5    $  12,294.8    $  13,433.4    $  14,183.5    $  15,312.7
                                            =============  =============  =============  =============  =============  =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                   $   2,290.0    $   1,923.5    $   2,423.5    $   1,002.3    $       1.7    $       1.1
Redemptions and withdrawals                       (337.2)        (822.9)      (1,141.6)      (1,157.9)        (659.2)        (303.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Flows                                    1,952.8        1,100.6        1,281.9         (155.6)        (657.5)        (302.0)
Performance                                     (1,000.9)         116.4          171.4         (258.9)          26.0          327.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                              951.9        1,217.0        1,453.3         (414.5)        (631.5)          25.0
Assets under management, beginning of period     3,963.1        2,509.8        2,509.8        2,924.3        3,555.8        3,530.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   4,915.0    $   3,726.8    $   3,963.1    $   2,509.8    $   2,924.3    $   3,555.8
                                            =============  =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                   $   7,182.0    $   5,663.5    $   7,741.4    $  10,338.1    $   6,670.0    $   6,989.3
Redemptions and withdrawals                     (6,817.2)      (9,559.9)     (11,772.2)     (15,923.8)     (13,255.9)      (8,148.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Flows                                      364.8       (3,896.4)      (4,030.8)      (5,585.7)      (6,585.9)      (1,159.3)
Performance                                        304.7        1,895.4        3,376.7          229.8        2,922.7        5,786.3
Money market funds net change in AUM             1,789.7       (1,445.5)      (1,382.8)         (28.4)         (28.9)         (45.2)
Acquisitions (dispositions) / Other               (953.4)       9,889.3        9,576.8         (101.2)         340.0         (156.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Change in AUM                            1,505.8        6,442.8        7,539.9       (5,485.5)      (3,352.1)       4,425.2
Assets under management, beginning of period    44,962.8       37,422.9       37,422.9       42,908.4       46,260.5       41,835.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  46,468.6    $  43,865.7    $  44,962.8    $  37,422.9    $  42,908.4    $  46,260.5
                                            =============  =============  =============  =============  =============  =============

* Variable Products Change in AUM (included
    in Institutional Products)               $    (902.1)   $    (117.3)   $     106.5    $    (342.3)   $     211.6    $     200.4
                                            =============  =============  =============  =============  =============  =============

Money Market balances(1)                     $   7,490.8    $   5,638.4    $   5,701.1    $     101.4    $     129.8    $     158.6
                                            =============  =============  =============  =============  =============  =============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2007 (unaudited)
($ in millions)

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments         $     329.1   $     316.1   $     216.5   $     279.5    $     290.4   $     365.5   $     299.0
Redemptions and withdrawals           (1,465.9)     (1,339.1)       (969.6)       (523.0)        (728.1)       (830.6)       (482.8)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Flows                         (1,136.8)     (1,023.0)       (753.1)       (243.5)        (437.7)       (465.1)       (183.8)
Performance                              461.4        (347.6)        169.9         310.2          125.6          74.8          64.4
Acquisitions (dispositions) / Other       71.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Change in AUM                   (604.3)     (1,370.6)       (583.2)         66.7         (312.1)       (390.3)       (119.4)
Assets under management, beginning
  of period                            9,332.5       8,728.2       7,357.6       6,774.4        6,841.1       6,529.0       6,138.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management, end of
  period                           $   8,728.2   $   7,357.6   $   6,774.4   $   6,841.1    $   6,529.0   $   6,138.7   $   6,019.3
                                  ============= ============= ============= =============  ============= ============= =============

Mutual Funds
------------
Deposits and reinvestments         $     640.5   $     417.4   $     729.3   $     780.4    $   1,160.7   $   1,169.3   $     701.2
Redemptions and withdrawals             (620.9)       (612.0)       (881.3)       (714.5)        (881.8)       (978.9)     (1,023.0)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Flows                             19.6        (194.6)       (152.0)         65.9          278.9         190.4        (321.8)
Performance                              349.4        (174.4)        575.8         771.4          298.5          51.0         188.5
Money market funds net change in AUM      (0.1)       (276.0)     (1,169.4)         62.7         (364.2)        214.8       1,939.1
Acquisitions (dispositions) / Other      185.0       9,824.4         (20.9)       (150.2)         (14.0)        (52.0)         13.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Change in AUM                    553.9       9,179.4        (766.5)        749.8          199.2         404.2       1,819.4
Assets under management, beginning
  of period                           12,147.2      12,701.1      21,880.5      21,114.0       21,863.8      22,063.0      22,467.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management, end of
  period                           $  12,701.1   $  21,880.5   $  21,114.0   $  21,863.8    $  22,063.0   $  22,467.2   $  24,286.6
                                  ============= ============= ============= =============  ============= ============= =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments         $     574.6   $     238.8   $     277.7   $     518.0    $     281.3   $     364.4   $     260.2
Redemptions and withdrawals             (940.6)     (1,467.4)       (440.1)       (656.2)        (513.3)       (474.9)       (566.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Flows                           (366.0)     (1,228.6)       (162.4)       (138.2)        (232.0)       (110.5)       (306.4)
Performance                              283.7         (65.7)        526.4         344.8          233.8          17.4         251.6
Acquisitions (dispositions) /
  Other(2)                               (14.2)       (114.8)        (41.3)       (162.3)        (261.9)         69.1        (708.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Change in AUM                    (96.5)     (1,409.1)        322.7          44.3         (260.1)        (24.0)       (763.0)
Assets under management, beginning
  of period                           13,433.4      13,336.9      11,927.8      12,250.5       12,294.8      12,034.7      12,010.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management, end of
  period                           $  13,336.9   $  11,927.8   $  12,250.5   $  12,294.8    $  12,034.7   $  12,010.7   $  11,247.7
                                  ============= ============= ============= =============  ============= ============= =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments         $      13.8   $     233.5   $   1,676.2   $     500.0    $   1,500.0   $     790.0   $       0.0
Redemptions and withdrawals             (196.9)       (468.1)       (157.9)       (318.7)        (299.0)        (20.6)        (17.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Flows                           (183.1)       (234.6)      1,518.3         181.3        1,201.0        769.4          (17.6)
Performance                               37.4          14.4          64.6          55.0          (73.7)       (117.9)       (809.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Change in AUM                   (145.7)       (220.2)      1,582.9         236.3        1,127.3         651.5        (826.9)
Assets under management, beginning
  of period                            2,509.8       2,364.1       2,143.9       3,726.8        3,963.1       5,090.4       5,741.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management, end of
  period                           $   2,364.1   $   2,143.9   $   3,726.8   $   3,963.1    $   5,090.4   $   5,741.9   $   4,915.0
                                  ============= ============= ============= =============  ============= ============= =============

TOTAL:
Deposits and reinvestments         $   1,558.0   $   1,205.8   $   2,899.7   $   2,077.9    $   3,232.4   $   2,689.2   $   1,260.4
Redemptions and withdrawals           (3,224.3)     (3,886.6)     (2,448.9)     (2,212.4)      (2,422.2)     (2,305.0)     (2,090.0)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Flows                         (1,666.3)     (2,680.8)        450.8        (134.5)         810.2         384.2        (829.6)
Performance                            1,131.9        (573.3)      1,336.7       1,481.4          584.2          25.3        (304.8)
Money market funds net change in AUM      (0.1)       (276.0)     (1,169.4)         62.7         (364.2)        214.8       1,939.1
Acquisitions (dispositions) / Other      241.9       9,709.6         (62.2)       (312.5)        (275.9)         17.1        (694.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
    Net Change in AUM                   (292.6)      6,179.5         555.9       1,097.1          754.3         641.4         110.1
Assets under management, beginning
  of period                           37,422.9      37,130.3      43,309.8      43,865.7       44,962.8      45,717.1      46,358.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management, end of
  period                           $  37,130.3   $  43,309.8   $  43,865.7   $  44,962.8    $  45,717.1   $  46,358.5   $  46,468.6
                                  ============= ============= ============= =============  ============= ============= =============
*Variable Products Change in AUM
   (included in Institutional
   Products)                       $      27.7   $    (188.5)  $      43.5   $     223.8    $     (10.2)  $       5.4   $    (897.3)
                                  ============= ============= ============= =============  ============= ============= =============
Money Market balances(1)           $     101.4   $   6,807.8   $   5,638.4   $   5,701.1    $   5,336.9   $   5,551.7   $   7,490.8
                                  ============= ============= ============= =============  ============= ============= =============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT(1)
Third Quarter 2007 (unaudited)
($ in millions)

                                                                                                         December 31,
                                                                                         -------------------------------------------
                                                                                             2005           2004           2003
                                                                                         -------------  -------------  -------------
OPERATING INCOME
Operating Gain (Loss)                                                                     $       3.5    $      (1.7)   $      (5.8)
Realized Gains (Losses) on Cash and Stock Distributions                                          21.9            7.4            4.9
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                         (10.6)          13.6           37.1
                                                                                         -------------  -------------  -------------
Equity in Partnership Earnings (Losses), before income taxes                                     14.8           19.3           36.2
Applicable Income Taxes (Benefit)                                                                 5.2            6.8           12.7
                                                                                         -------------  -------------  -------------
Operating Income (Loss)                                                                   $       9.6    $      12.5    $      23.5
                                                                                         =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                          $      27.6    $      37.7    $      31.0
Equity In Earnings (Losses) of Partnerships                                                      14.8           19.3           36.2
Distributions                                                                                   (68.2)         (50.4)         (32.2)
Sale of Partnership Interests and Transfer to Closed Block                                      (91.5)                        (52.2)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block                     (13.9)                        (14.3)
                                                                                         -------------  -------------  -------------
Change in Venture Capital Investments                                                          (131.2)           6.6          (31.5)
Beginning Balance                                                                               202.9          196.3          227.8
                                                                                         -------------  -------------  -------------
Ending Balance                                                                            $      71.7    $     202.9    $     196.3
                                                                                         =============  =============  =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Corporate Investment Income                  $       4.8    $       3.2    $       4.6    $      (0.8)   $       0.4    $       4.3
Interest Expense on Indebtedness                   (32.6)         (36.8)         (49.2)         (46.6)         (40.8)         (39.6)
Corporate Expenses                                 (10.3)         (13.1)         (17.3)         (24.6)         (18.9)         (11.0)
Other                                                3.1            1.1            1.6            2.4            0.2           (1.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operating Loss, before income taxes                (35.0)         (45.6)         (60.3)         (69.6)         (59.1)         (47.8)
Applicable Income Tax Benefit                      (24.0)         (15.7)         (20.6)         (26.3)         (22.9)         (18.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING LOSS                                     (11.0)         (29.9)         (39.7)         (43.3)         (36.2)         (29.0)
Net Realized Investment Gains (Losses)               9.0           12.2           21.0            4.4           (6.5)           5.8
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                                                                  (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge for
  FSA Settlement                                                                                               (14.7)
Surplus Notes Tender Costs                                                                                      (6.4)
Management Restructuring and Early
  Retirement Costs                                                 (0.5)          (0.4)          (4.0)         (13.4)          (1.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $      (2.0)   $     (18.2)   $     (19.1)   $     (49.9)   $     (21.3)   $     (80.1)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING INCOME
Corporate Investment Income        $       0.2   $       0.8   $       2.2   $       1.4    $       1.5   $       1.5   $       1.8
Interest Expense on Indebtedness         (12.4)        (12.3)        (12.1)        (12.4)          (9.5)        (11.6)        (11.5)
Corporate Expenses                        (5.5)         (3.2)         (4.4)         (4.2)          (2.9)         (5.5)         (1.9)
Other                                      0.3           0.8                         0.5            2.9                         0.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Operating Loss, before income taxes      (17.4)        (13.9)        (14.3)        (14.7)          (8.0)        (15.6)        (11.4)
Applicable Income Tax Benefit             (6.1)         (4.0)         (5.6)         (4.9)          (3.2)        (14.6)         (6.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING LOSS                           (11.3)         (9.9)         (8.7)         (9.8)          (4.8)         (1.0)         (5.2)
Net Realized Investment Gains
  (Losses)                                14.4           2.5          (4.7)          8.8           11.8          (1.8)         (1.0)
Management Restructuring and Early
  Retirement Costs                                      (0.5)                        0.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
NET INCOME (LOSS)                  $       3.1   $      (7.9)  $     (13.4)  $      (0.9)   $       7.0   $      (2.8)  $      (6.2)
                                  ============= ============= ============= =============  ============= ============= =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)
Third Quarter 2007 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     585.3    $     627.3    $     839.7    $     928.7    $     990.6    $   1,042.2
Insurance, Investment Management and
  Product Fees                                     471.0          416.7          560.6          501.8          544.9          537.6
Mutual Fund Ancillary Fees and Other Revenue        50.9           40.6           54.8           46.5           46.9           44.8
Net Investment Income                              802.8          769.3        1,052.2        1,102.6        1,075.7        1,107.4
Unrealized Gain on Trading Equity Securities                                                                    85.9
Net Realized Investment Gains (Losses)              26.5           53.7           76.5           34.2           (0.8)         (98.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                   1,936.5        1,907.6        2,583.8        2,613.8        2,743.2        2,633.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                      964.6        1,000.5        1,331.5        1,376.7        1,422.2        1,454.0
Policyholder Dividends                             292.2          289.9          399.1          364.4          404.7          418.8
Policy Acquisition Cost Amortization               136.5          118.2          148.7          132.1          110.2           94.1
Intangible Asset Impairments                                       32.5           32.5           10.6
Intangible Asset Amortization                       22.6           24.2           32.0           33.8           33.8           33.2
Interest Expense on Indebtedness                    32.6           36.8           49.2           46.6           40.8           39.6
Interest Expense on Non-recourse
  Collateralized Obligations                        12.0           14.3           18.7           29.4           33.6           48.9
Other Operating Expenses                           325.1          319.0          428.3          482.8          560.7          565.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                   1,785.6        1,835.4        2,440.0        2,476.4        2,606.0        2,653.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority
  Interest and equity in undistributed
  earnings (losses) of affiliates                  150.9           72.2          143.8          137.4          137.2          (20.2)
Applicable Income Taxes (Benefit)                   30.9           16.2           43.3           27.7           40.5          (18.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed earnings (losses) of
  affiliates                                       120.0           56.0          100.5          109.7           96.7           (1.9)
Minority Interest in Net Income of
  Subsidiaries                                      (0.6)          (0.4)          (0.6)          (0.6)                         (0.4)
Equity in undistributed earnings (losses) of
  affiliates                                                                                                   (10.4)          (1.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) from Continuing Operations           119.4           55.6           99.9          109.1           86.3           (4.1)
Discontinued Operations
  Income (Loss) from Discontinued
    Operations                                                                                   (0.7)           0.1           (2.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Income (Loss)                            $     119.4    $      55.6    $      99.9    $     108.4    $      86.4    $      (6.2)
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)
Third Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
REVENUES
Premiums                           $     207.5   $     207.7   $     212.1   $     212.4    $     194.7   $     193.1   $     197.5
Insurance, Investment Management
  and Product Fees                       135.7         136.5         144.5         143.9          150.7         155.8         164.5
Mutual Fund Ancillary Fees and
  Other Revenue                           12.0          12.4          16.2          14.2           16.7          17.2          17.0
Net Investment Income                    251.2         256.3         261.8         282.9          278.0         263.7         261.1
Net Realized Investment Gains
  (Losses)                                33.2          17.4           3.1          22.8           24.5          (1.9)          3.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Revenues                           639.6         630.3         637.7         676.2          664.6         627.9         644.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                     333.9         333.3         333.3         331.0          317.3         316.5         330.8
Policyholder Dividends                   106.8          95.1          88.0         109.2          103.8          90.3          98.1
Policy Acquisition Cost
  Amortization                            30.0          43.5          44.7          30.5           43.5          45.9          47.1
Intangible Asset Impairments              32.5
Intangible Asset Amortization              8.0           8.5           7.7           7.8            7.6           7.5           7.5
Interest Expense on Indebtedness          12.4          12.3          12.1          12.4            9.5          11.6          11.5
Interest Expense on Non-recourse
  Collateralized Obligations               4.4           5.1           4.8           4.4            4.0           4.1           3.9
Other Operating Expenses                 112.7         104.7         101.6         109.3          106.7         116.0         102.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Expenses                           640.7         602.5         592.2         604.6          592.4         591.9         601.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Income (Loss) from Continuing
  Operations before Income Taxes,
  Minority Interest and equity in
  undistributed earnings (losses)
  of affiliates                           (1.1)         27.8          45.5          71.6           72.2          36.0          42.7
Applicable Income Taxes (Benefit)         (2.8)          8.0          11.0          27.1           21.2           2.6           7.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Income from Continuing Operations
  before Minority Interest and
  equity in undistributed earnings
  of affiliates                            1.7          19.8          34.5          44.5           51.0          33.4          35.6
Minority Interest in Net Income of
  Subsidiaries                                          (0.2)         (0.2)         (0.2)          (0.4)         (0.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Income                         $       1.7   $      19.6   $      34.3   $      44.3    $      50.6   $      33.2   $      35.6
                                  ============= ============= ============= =============  ============= ============= =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING THIRD QUARTER 2007 INCOME STATEMENT
Third Quarter 2007 (unaudited)
($ in millions)

Year-to-Date September 30, 2007

                                                              Operating Income                 Exclusions from Operating Income
                                                 ----------------------------------------- -----------------------------------------
                                                                                             Realized
                                                    Life &         Asset      Corporate &   Investment                 Intra-Segment
                                  Consolidated      Annuity      Management      Other     Gains/Losses      Other     Eliminations
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
REVENUES
Premiums                           $     585.3    $     585.4                                             $      (0.1)
Insurance, Investment Management
  and Product Fees                       471.0          360.9   $     110.8   $      (0.3)                              $      (0.4)
Mutual Fund Ancillary Fees and
  Other Revenue                           50.9                         50.9
Net Investment Income                    802.8          765.1           1.2          25.6                         1.9           9.0
Net Realized Investment Gains             26.5                                              $      26.5
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
      Total Revenues                   1,936.5        1,711.4         162.9          25.3          26.5           1.8           8.6
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                     964.6          959.4                         5.2
Policyholder Dividends                   292.2          285.9                                       6.4          (0.1)
Policy Acquisition Cost Amortization     136.5          136.1                                       0.3           0.1
Intangible Asset Impairments              22.6                         22.6
Intangible Asset Amortization
Interest Expense on Indebtedness          32.6                                       32.6
Interest Expense on Non-recourse
  Collateralized Obligations              12.0                                       12.0
Other Operating Expenses                 325.1          166.7         134.8          10.5           3.4           1.1           8.6
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
      Total Expenses                   1,785.6        1,548.1         157.4          60.3          10.1           1.1           8.6
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
Income (Loss) from Continuing
  Operations before Income Taxes
    Minority Interest and equity
    in undistributed earnings
    (losses) of affiliates               150.9          163.3           5.5         (35.0)         16.4           0.7           0.0
Applicable Income Taxes (Benefit)         30.9           47.9           3.1         (24.0)          3.8           0.1
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
Income (Loss) from Continuing
  Operations before Minority
  Interest and equity
  undistributed earnings (losses)
  of affiliates                          120.0          115.4           2.4         (11.0)         12.6           0.6           0.0
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
Minority Interest in Net Income
  of Subsidiaries                         (0.6)                                                                  (0.6)
                                  -------------  ------------- ------------- ------------- ------------- ------------- -------------
Income (Loss) from Continuing
  Operations                       $     119.4    $     115.4   $       2.4   $     (11.0)  $      12.6   $       0.0   $       0.0
                                  =============  ============= ============= ============= ============= ============= =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Third Quarter 2007 (unaudited)
($ in millions, except par value)

                                                             September                           December 31,
                                                          --------------  ----------------------------------------------------------
                                                               2007           2006            2005          2004            2003
                                                          --------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $   12,161.3    $  12,696.8    $  13,404.6    $  13,476.3    $  13,273.0
Available-for-Sale Equity Securities, at fair value               204.4          187.1          181.8          304.3          312.0
Trading Equity Securities, at fair value                                                                        87.3
Mortgage Loans, at unpaid principal balances                       17.0           71.9          128.6          207.9          284.1
Policy Loans, at unpaid principal balances                      2,366.6        2,322.0        2,245.0        2,196.7        2,241.4
Venture Capital Partnerships, at equity in net assets             164.7          116.8          145.1          255.3          234.9
Affiliate Equity and Debt Securities, at cost plus equity
  in undistributed earnings                                                                                                    47.5
Other Investments                                                 386.9          308.3          310.6          371.8          402.0
                                                          --------------  -------------  -------------  -------------  -------------
                                                               15,300.9       15,702.9       16,415.7       16,899.6       16,794.9
Available-for-Sale Investments Pledged as Collateral, at
  fair value                                                      225.4          267.8          304.4        1,278.8        1,350.0
                                                          --------------  -------------  -------------  -------------  -------------
       Total Investments                                       15,526.3       15,970.7       16,720.1       18,178.4       18,144.9
Cash and Cash Equivalents                                         362.8          404.9          301.5          435.0          447.9
Deferred Policy Acquisition Costs                               1,948.3        1,752.7        1,556.0        1,429.9        1,367.7
Goodwill and Other Intangible Assets                              690.7          708.6          763.5          735.6          755.0
Other Assets                                                      729.0          733.9          652.9          633.4          760.5
Separate Account Assets                                        10,388.3        9,458.6        7,722.2        6,950.3        6,083.2
                                                          --------------  -------------  -------------  -------------  -------------
       Total Assets                                        $   29,645.4    $  29,029.4    $  27,716.2    $  28,362.6    $  27,559.2
                                                          ==============  =============  =============  =============  =============

LIABILITIES:
Policy Liabilities and Accruals                            $   13,615.0    $  13,533.4    $  13,246.2    $  13,132.4    $  13,088.6
Policyholder Deposit Funds                                      1,862.2        2,228.4        3,060.7        3,492.4        3,642.7
Indebtedness                                                      627.7          685.4          751.9          690.8          639.0
Stock Purchase Contracts                                                                                       131.9          128.8
Other Liabilities                                                 530.3          543.5          538.2          587.2          557.1
Non-recourse Collateralized Debt Obligation Liabilities           315.5          344.0          389.9        1,355.2        1,472.0
Separate Account Liabilities                                   10,388.3        9,458.6        7,722.2        6,950.3        6,083.2
                                                          --------------  -------------  -------------  -------------  -------------
       Total Liabilities and minority interest                 27,339.0       26,793.3       25,709.1       26,340.2       25,611.4
                                                          --------------  -------------  -------------  -------------  -------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 114,206,791 shares outstanding
  (September 30, 2007)                                              1.3            1.3            1.1            1.0            1.0
Additional paid in capital                                      2,612.3        2,600.2        2,437.6        2,431.6        2,427.8
Accumulated Earnings (Deficit)                                    (14.3)        (111.3)        (193.1)        (285.7)        (355.3)
 Treasury stock, at cost: 11,313,564 shares
  (September 30, 2007)                                           (179.5)        (179.5)        (179.5)        (182.6)        (189.4)
Accumulated Other Comprehensive Income (Loss)                    (113.4)         (74.6)         (59.0)          58.1           63.7
                                                          --------------  -------------  -------------  -------------  -------------
      Total Stockholders' Equity                                2,306.4        2,236.1        2,007.1        2,022.4        1,947.8
                                                          --------------  -------------  -------------  -------------  -------------
      Total Liabilities, Minority Interest and
        Stockholders' Equity                               $   29,645.4    $  29,029.4    $  27,716.2    $  28,362.6    $  27,559.2
                                                          ==============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY(1)
Third Quarter 2007 (unaudited)
($ millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                            ----------------------------  ----------------------------  ----------------------------
                                               09/30/07      12/31/06        09/30/07      12/31/06        09/30/07      12/31/06
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                     $   7,552.2    $   7,897.2    $   6,010.0    $   6,214.1    $   1,542.2    $   1,683.1
BBB                                              3,668.5        3,743.7        2,210.6        2,345.4        1,457.9        1,398.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
      Total Investment Grade                    11,220.7       11,640.9        8,220.6        8,559.5        3,000.1        3,081.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
BB                                                 656.0          765.7          549.2          665.7          106.8          100.0
B                                                  222.5          221.4          177.0          175.2           45.5           46.2
CCC and Lower                                       52.8           53.2           30.9           38.7           21.9           14.5
In or Near Default                                   9.3           15.6            7.7           10.1            1.6            5.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $  12,161.3    $  12,696.8    $   8,985.4    $   9,449.2    $   3,175.9    $   3,247.6
                                            =============  =============  =============  =============  =============  =============
% Below Investment Grade                             7.7%           8.3%           8.5%           9.4%           5.5%           5.1%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND EQUITY SECURITIES
  As of 9/30/07

                                                        Total                 Outside Closed Block              Closed Block
                                            ----------------------------  ----------------------------  ----------------------------
                                                Gains         Losses          Gains         Losses          Gains         Losses
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $     209.1    $    (328.5)   $      56.9    $    (168.3)   $     152.2    $    (160.2)
Equity Securities                                   39.4           (1.7)           8.8           (0.3)          30.6           (1.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Unrealized Gains (Losses)                    248.5         (330.2)          65.7         (168.6)         182.8         (161.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Applicable PDO                                     182.8         (161.6)                                       182.8         (161.6)
Applicable DAC (Credit)                             52.8          (74.0)          52.8          (74.0)
Applicable Deferred Income Tax (Benefit)             4.5          (33.1)           4.5          (33.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains
  (Losses)                                         240.1         (268.7)          57.3         (107.1)         182.8         (161.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Unrealized Gains and Losses              $       8.4    $     (61.5)   $       8.4    $     (61.5)   $       0.0    $       0.0
                                            =============  =============  =============  =============  =============  =============
Net Unrealized Gains                         $     (53.1)                  $     (53.1)                  $       0.0
                                            =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS(1)
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                              $     584.6    $     593.3    $     800.7    $     804.6    $     772.1    $     765.5
Equity Securities                                    5.4            3.2            7.0            7.5            4.5            4.6
Mortgages                                            1.4            4.8            6.2           20.2           22.5           32.6
Policy Loans                                       133.4          126.3          169.3          165.8          167.1          171.7
Venture Capital                                     22.0            0.3            3.3           23.8           25.5           49.1
Cash & Cash Equivalents                             13.9           12.1           16.3            7.6            4.9            7.0
Other Income                                         5.3
Other Investments (2)                               35.0           21.4           40.0           47.8           48.8           35.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     801.0          761.4        1,042.8        1,077.3        1,045.4        1,065.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Investment Expenses                                 10.3            6.7            9.6            8.6            9.8           10.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     790.7    $     754.7    $   1,033.2    $   1,068.7    $   1,035.6    $   1,055.5
                                            =============  =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                      6.6%           6.4%           6.5%           6.2%           5.9%           6.0%
Equity Securities                                    3.6%           2.2%           3.7%           3.0%           1.3%           1.4%
Mortgages                                           11.3%           7.3%           8.1%          15.3%          11.0%          11.2%
Policy Loans                                         7.8%           7.6%           7.6%           7.7%           7.9%           8.0%
Venture Capital                                     20.4%           0.3%           2.7%          12.8%          10.9%          23.0%
Cash & Cash Equivalents                              5.3%           4.8%           4.7%           5.2%           1.1%           1.3%
Other Investments (2)                               13.7%           9.3%          13.6%          16.4%           7.5%          10.5%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                       7.0%           6.5%           6.7%           6.6%           6.1%           6.4%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Investment Expenses                                  0.1%           0.1%           0.1%           0.1%           0.1%           0.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                   6.9%           6.5%           6.6%           6.6%           6.1%           6.6%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS(1)
Third Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
GAAP NET INVESTMENT INCOME
Debt Securities                    $     195.1   $     199.0   $     199.2   $     207.4    $     194.0   $     194.9   $     195.7
Equity Securities                          0.5           1.3           1.4           3.8            2.4           2.1           0.9
Mortgages                                  0.9           2.3           1.6           1.4            0.7           0.4           0.3
Policy Loans                              41.1          41.5          43.7          43.0           44.1          43.8          45.5
Venture Capital                           (2.4)          1.4           1.3           3.0            7.8           6.3           7.9
Cash & Cash Equivalents                    3.3           4.5           4.3           4.2            4.9           4.7           4.3
Other Income                                                                                        4.6           1.2          (0.5)
Other Investments(2)                      10.3           3.0           8.1          18.6           19.0           9.7           6.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Cash and Invested Assets           248.8         253.0         259.6         281.4          277.5         263.1         260.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Investment Expenses                        2.1           1.9           2.7           2.9            3.5           3.6           3.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Net Investment Income        $     246.7   $     251.1   $     256.9   $     278.5    $     274.0   $     259.5   $     257.2
                                  ============= ============= ============= =============  ============= ============= =============

ANNUALIZED YIELDS
Debt Securities                            6.1%          6.4%          6.5%          6.7%           6.3%          6.4%          6.6%
Equity Securities                          1.1%          2.9%          2.9%          8.1%           5.2%          4.3%          1.8%
Mortgages                                  3.0%          9.2%          7.3%          7.3%           6.4%          9.2%          7.1%
Policy Loans                               7.6%          7.5%          7.9%          7.7%           7.9%          7.8%          8.0%
Venture Capital                           -7.1%          4.8%          4.3%         10.3%          27.5%         18.8%         22.2%
Cash & Cash Equivalents                    4.1%          5.0%          5.1%          4.9%           5.4%          5.5%          4.9%
Other Investments(2)                      13.6%          3.7%         10.6%         26.9%          26.6%         12.1%          7.2%
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Cash and Invested Assets             6.2%          6.4%          6.7%          7.2%           7.2%          6.9%          6.9%
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Investment Expenses                        0.1%          0.0%          0.1%          0.1%           0.1%          0.1%          0.1%
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Net Investment Income yields         6.1%          6.4%          6.6%          7.2%           7.1%          6.8%          6.8%
                                  ============= ============= ============= =============  ============= ============= =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2007 (unaudited)
($ Millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005            2004          2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                    $     (18.4)   $      (4.9)   $      (7.9)   $     (31.2)   $     (15.5)   $     (76.1)
Equity Security Impairments                         (0.4)                                        (2.1)          (1.5)          (4.3)
Mortgage Loan Impairments                                                                        (0.8)         (12.6)          (4.1)
Affiliated Equity Securities                                                                                                  (96.9)
Venture Capital Partnerships Impairments                                                                                       (4.6)
Real Estate Impairments                                                                                                        (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                            (0.8)                         (1.0)          (1.2)         (16.6)          (8.3)
Other Invested Asset Impairments                    (1.3)                                                       (3.3)          (9.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
      Total Impairment Losses                      (20.9)          (4.9)          (8.9)         (35.3)         (49.5)        (210.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains (Losses)        14.3           33.9           42.0          (18.0)          28.4           64.7
Equity Security Net Transaction Gains (Losses)       6.7            4.9           21.9            2.9           14.6           49.2
Venture Capital Net Investment Gains (Losses)                       4.2            2.4          (13.9)                         (9.7)
Mortgage Loan Net Transaction Gains (Losses)         1.4            3.2            3.2                           0.2           (1.3)
Affiliate Equity Security Transaction GL            13.7           10.4           10.4            3.7
Real Estate Net Transaction Gains (Losses)           1.4                                         (0.6)          (0.8)          (0.2)
Settlement of HRH Stock Purchase Contracts                                                       86.3
Other Invested Asset Net Transactions Gains
  (Losses)                                           8.5            2.8            5.5            6.6            6.3            9.6
Debt and Equity Securities Pledged as
  Collateral                                         1.4           (0.8)                          2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        47.4           58.6           85.4           69.5           48.7          112.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)              26.5           53.7           76.5           34.2           (0.8)         (98.5)
                                            =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)              6.4           38.6           46.0          (12.4)           3.7           (5.9)
Applicable Deferred Acquisition Costs
  (Credit)                                           0.3           (3.9)          (3.5)          17.6           (0.4)          (4.1)
Applicable Deferred Income Tax (Credit)              5.0            6.7           11.7            9.2            3.1          (35.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      14.8    $      12.3    $      22.3    $      19.8    $      (7.2)   $     (52.9)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2007 (unaudited)
($ Millions)

Quarters ended

                                                            2006                                             2007
                                  -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
REALIZED INVESTMENT GAINS AND
  LOSSES
Debt Security Impairments          $      (0.9)  $      (2.4)  $      (1.6)  $      (3.0)   $      (1.0)  $     (13.6)  $     (3.8)
Equity Security Impairments                                                                                      (0.1)        (0.3)
Mortgage Loan Impairments
Affiliated Equity Securities
Debt and Equity Securities
  Pledged as Collateral Impairments                                                                (0.8)
Other Invested Asset Impairments                                                                                               (1.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
       Total Impairment Losses            (0.9)         (2.4)         (1.6)         (3.0)          (1.0)        (14.5)         (5.4)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Debt Security Net Transaction
  Gains (Losses)                          16.1          15.0           2.8           8.1            3.4           5.4           5.5
Equity Security Net Transaction
  Gains (Losses)                           3.5                         1.4          17.0            1.3           2.6           2.8
Venture Capital Net Investment
  Gains (Losses)                                         3.8           0.4          (1.8)
Mortgage Loan Net Transaction
  Gains (Losses)                           3.2                                                      1.4
Affiliate Equity Security
  Transactions Gains (Losses)             10.0           0.4                                       13.7
Real Estate Net Transaction Gains
  (Losses)                                 0.1           0.1          (0.2)                         1.5          (0.1)
Settlement of HRH Stock Purchase
  Contracts
Other Invested Asset Net
  Transactions Gains (Losses)              2.2           0.4           0.2           2.7            4.0           4.0           0.5
Debt and Equity Securities
  Pledged as Collateral                   (1.0)          0.1           0.1          (0.2)           0.2           0.7           0.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Net Transactions Gains              34.1          19.8           4.7          25.8           25.5          12.6           9.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Realized Investment Gains
  (Losses)                                33.2          17.4           3.1          22.8           24.5          (1.9)          3.9
                                  ============= ============= ============= =============  ============= ============= =============
Closed Block Applicable PDO
  (Reduction)                             19.2          13.4           6.0           7.4            6.6          (1.3)          1.1
Applicable Deferred Acquisition
  Costs (Credit)                          (2.6)         (0.2)         (1.1)          0.4           (0.4)          0.3           0.4
Applicable Deferred Income Tax
  (Credit)                                 6.2           1.2          (0.7)          5.0            3.9          (0.5)          0.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Realized Investment Gains
  (Losses) Included in Net Income  $      10.4   $       3.0   $      (1.1)  $      10.0    $      14.4   $      (0.4)  $       1.7
                                  ============= ============= ============= =============  ============= ============= =============